Exhibit 10.2

SECOND AMENDMENT AND WAIVER TO FIRST LIEN EXIT CREDIT AGREEMENT

This SECOND AMENDMENT AND WAIVER TO FIRST LIEN EXIT CREDIT AGREEMENT (“Waiver”), dated effective as of April 24, 2017 (the “Waiver Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Exit Credit Agreement described below (the “Lenders”), and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the First Lien Exit Credit Agreement, dated as of December 30, 2016, as amended by the Amendment to First Lien Exit Credit Agreement dated as of March 3, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, the Borrower requests a waiver to the requirement that it deliver a Reserve Report dated as of January 1, 2017, and in lieu thereof will deliver a Reserve Report dated as of April 1, 2017, upon the terms set forth in this Waiver;

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.                Definitions. Capitalized terms used herein (including in the Recitals hereto) but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.                Waiver and Amendment. The Lenders hereby waive and amend the requirement in Section 2.8.2(a) of the First Lien Credit Agreement with respect to only the Reserve Report to be delivered prior to May 31, 2017, as provided in such Section 2.8.2(a) (herein the “First 2017 Reserve Report”) that such First 2017 Reserve Report have an “as of” date of January 1, 2017, such waiver being upon the express condition and requirement that the Borrower deliver a Reserve Report otherwise meeting the requirements of Section 2.8.2(a) prior to May 31, 2017 with an “as of” date of April 1, 2017. The waiver and amendment in this Section 2 is only for the First 2017 Reserve Report for the calendar year 2017 and not for any other Reserve Report required to be delivered pursuant to Section 2.8.2 of the Credit Agreement.

Section 3.                Conditions to Effectiveness and Certain Agreements. This Waiver shall be deemed effective (subject to the conditions herein contained) as of the Waiver Effective Date when the Administrative Agent has received counterparts hereof duly executed by the Borrower, the Administrative Agent and the Required Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a)                the Administrative Agent shall have received for its own account, if then invoiced, any amounts payable pursuant to Section 10.3 of the First Lien Credit Agreement;

(b)               the Borrower shall have represented and warranted that the representations and warranties in Section 4 below are true and correct; and

(c)                no Borrowing Base Deficiency, Default or Event of Default shall have occurred and be continuing.

Delivery by the Borrower of an executed counterpart of this Waiver to the Administrative Agent shall constitute a representation and warranty by the Borrower that the statements in the foregoing clauses (a), (b) and (c) are true and correct.

Section 4.                Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a)                the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date (except for any such representations and warranties which are qualified by a materiality qualifier which shall be true and correct in all respects); provided that notwithstanding the foregoing, the Borrower makes no representation in respect of Section 6.6 or Section 6.18 of the First Lien Credit Agreement;

(b)               except to the extent waived in this Waiver, the Borrower performed and complied with all agreements and conditions contained in the First Lien Credit Agreement required to be performed or complied with by it prior to or as of the Waiver Effective Date;

(c)                the execution, delivery and performance by the Borrower and each other Obligor of this Waiver and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Waiver , along with the First Lien Credit Agreement and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(d)               neither the execution, delivery and performance of this Waiver by the Borrower, the performance by it of the First Lien Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof; and

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(e)                no Material Adverse Effect has occurred since December 31, 2016, except any Material Adverse Effect as a direct result of the decline in the price of hydrocarbons.

Section 5.                Loan Document; Ratification.

(a)                This Waiver is a Loan Document.

(b)               The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as amended or modified hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 6.                Costs and Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Waiver and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Waiver.

Section 7.                GOVERNING LAW. THIS WAIVER SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 8.                Severability. Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Waiver or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.                Counterparts. This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Waiver by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 10.            No Waiver or Agreement. The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

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Section 11.            Release. Borrower, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, each do hereby forever release, discharge and acquit the Administrative Agent, each Issuer, each Lender and each other Secured Party and each of their successors, assignees, participants, officers, directors, members, affiliates, advisors, internal and external attorneys, agents and employees (the “Releasees”), from any and all duties, liabilities, obligations, claims (including claims of usury), demands, accounts, suits, controversies and actions that they at any time had or have or that its successors and assigns hereafter may have, whether known or unknown, against any Releasee (collectively, the “Released Claims”) that arise under, or in connection with, or that otherwise relate, directly or indirectly, to the First Lien Credit Agreement, any other Loan Document, any Hedging Agreement, any Bank Product Agreement or any related document, or to any acts or omissions of any such Releasee in connection with any of the foregoing. As to each and every claim released hereunder, Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein and are freely and voluntarily entering into this Waiver . Borrower, for itself and on behalf of its Subsidiaries and Affiliates and its and their predecessors, successors and assigns, does hereby forever covenant not to assert (and not to assist or enable any other Person to assert) any Released Claim against any Releasee.

Section 12.            Successors and Assigns. This Waiver shall be binding upon the Borrower and its Subsidiaries and their respective successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 13.            Entire Agreement. THIS WAIVER, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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In Witness Whereof, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

ENERGY XXI GULF COAST, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley Title: Vice President, Treasury

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Wells Fargo Bank, N.A., as the Administrative Agent, an Issuer and a Lender

By:	/s/ David Maynard
Name: David Maynard Title: Senior Vice President

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AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:
Name: Title:

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THE BANK OF NOVA SCOTIA, as Lender

By:
Name: Title:

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TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Annie Dorval
Name: Annie Dorval Title: Authorized Signatory

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CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Robert James
Name: Robert S. James Title: Director

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NATIXIS, New York Branch, as Lender

By:	/s/ Brice Le Foyer
Name: Brice Le Foyer Title: Director

By:	/s/ Ajay Prakash
Name: Ajay Prakash Title: Vice President

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BARCLAYS BANK PLC, as Lender

By:	/s/ Jake Lam
Name: Jake Lam Title: Assistant Vice President

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:
Name: Title:

By:
Name: Title:

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ING CAPITAL LLC, as Lender

By:	/s/ Charles Hall
Name: Charles Hall Title: Managing Director

By:	/s/ Scott Lamoreaux
Name: Scott Lamoreaux Title: Director

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REGIONS BANK, as Lender and as Swing Line Lender

By:	/s/ Kelly L. Elmore III
Name: Kelly L. Elmore III Title: Managing Director

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CITIBANK, N.A., as Lender

By:	/s/ Cliff Vaz
Name: Cliff Vaz Title: Vice President

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UBS AG, STAMFORD BRANCH, as Issuer and Lender

By:	/s/ Craig Pearson
Name: Craig Pearson Title: Associate Director, Banking Product Services, US

By:	/s/ Darlene Arias
Name: Darlene Arias Title: Director

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DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Anca Trifan
Name: Anca Trifan Title: Managing Director

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington Title: Director

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COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Damien Podagiel
Name: Damien Podagiel Title: Associate Director

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COMERICA BANK, as Lender

By:
Name: Title:

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FIFTH THIRD BANK, as Lender

By:	/s/ David R. Garcia
Name: David R. Garcia Title: Vice President

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ABN AMRO CAPITAL USA LLC, as Lender

By:	/s/ Richard Klompjan
Name: Richard Klompjan Title: Executive Director

By:	/s/ Antonio Molestina
Name: Antonio Molestina Title: Managing Director

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SUMITOMO MITSUI BANKING CORPORATION, as Lender

By:	/s/ Toshitake Funaki
Name: Toshitake Funaki Title: Managing Director

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KEYBANK NATIONAL ASSOCIATION, as Lender

By:
Name: Title:

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SANTANDER BANK, N.A., as Lender

By:
Name: Title:

By:
Name: Title:

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WHITNEY BANK, as Lender

By:	/s/ William Jochetz
Name: William Jochetz Title: Vice President

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CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ Eric J. Santis
Name: Eric J. Santis Title: Executive Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Ronald Spitzer
Name: Ronald E. Spitzer Title: Managing Director

By:	/s/ Kathleen Sweeney
Name: Kathleen Sweeney Title: Managing Director

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IBERIABANK, as Lender

By:	/s/ Moni Collins
Name: Moni Collins Title: Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name: Title:

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CITIGROUP FINANCIAL PRODUCTS INC., as Lender

By:	/s/ Brian S. Boyles
Name: Brian S. Boyles Title: Authorized Signatory

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ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI ONSHORE, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI PIPELINE, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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ENERGY XXI PIPELINE II, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

MS ONSHORE, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

EPL OIL & GAS, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

EPL PIPELINE, L.L.C.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

NIGHTHAWK, L.L.C.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

EPL OF LOUISIANA, L.L.C.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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DELAWARE EPL OF TEXAS, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ANGLO-SUISSE OFFSHORE PIPELINE
PARTNERS, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

EPL PIONEER HOUSTON, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY PARTNERS, LTD., LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

M21K, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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SOILEAU CATERING, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI INSURANCE LIMITED

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI OFFSHORE SERVICES, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI NATURAL GAS HOLDINGS, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI SERVICES, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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ENERGY XXI HOLDINGS, INC.

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

ENERGY XXI GIGS SERVICES, LLC

By:	/s/ Glen Priestley
Name: Glen Priestley
Title: Treasurer

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